                                                                       EXHIBIT E

                                EIGHTH AMENDMENT
                                       OF
                             HELLER FINANCIAL, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                      ------------------------------------


     WHEREAS, Heller Financial, Inc. (the "Company") maintains the Heller Financial, Inc. Executive Deferred Compensation Plan (the "Plan") for a select group of its management and highly compensated employees; and

     WHEREAS, the Plan has previously been amended and the Company has determined that further amendment thereof is necessary and desirable;

     NOW, THEREFORE, in exercise of the power reserved to the Company by Section 8 of the Plan and delegated to the undersigned officer by resolution of the Board of Directors of the Company, the Plan, as previously amended, is further amended in the following particulars:

     1. By adding the following new sentence immediately after the first sentence of Section 1.2 of the Plan, effective as of January 1, 1998:

     "This plan allows Eligible Employees to make deferrals and receive benefits regardless of the benefit and contribution limits applicable to qualified retirement plans under the Internal Revenue Code of 1986, as amended."

     2. By adding the following new paragraph at the end of Section 4.2 of the Plan, effective as of April 1, 1998:

     "Notwithstanding the foregoing provisions of this Section 4.2, the date on which shares of the Company's Class A Common Stock, par value $0.25 ("Common Stock") are first offered to the public in connection with the initial public offering undertaken in April of 1998 (the "Public Offering Date") will be the Valuation Date for April, 1998. The Public Offering Date will also be a special investment election change date, but only for purposes of electing into an investment fund consisting of Company Stock. Provided a Participant files the prescribed form with the Committee no later than the date prescribed by the Committee, his or her election to invest a portion of his or her future deferrals or already existing Deferral Account in an investment fund consisting of Company Stock will be effective on the Public Offering Date."

                                *      *      *

     IN WITNESS WHEREOF, on behalf of the Company, the undersigned officer has executed this amendment this 20th day of May, 1998

                                       HELLER FINANCIAL, INC.



                                       By: /s/ Peggi L. Sturm
                                          ------------------------------
                                       Its: Vice President
                                           -----------------------------

                                       2